LEONARD PARKER COMPANY AND AFFILIATES

                          INDEX TO FINANCIAL STATEMENTS


Report of Independent Certified Public Accountants........................F-2

Combined Balance Sheet at December 31, 1996...............................F-4

Combined Statements of Operations for the two years ended
         December 31, 1996 and 1995.......................................F-5

Combined Statements of Stockholders' Equity for the two years ended
         December 31, 1996 and 1995.......................................F-6

Combined Statements of Cash Flows for the two years ended
         December 31, 1996 and 1995.......................................F-7

Summary of Accounting Policies............................................F-9

Notes to Combined Financial Statements...................................F-11

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
LEONARD PARKER COMPANY AND AFFILIATES

We have  audited  the  accompanying  combined  balance  sheet of Leonard  Parker
Company and Affiliates as of December 31, 1996, and the related combined statements of operations, stockholders' equity and cash flows for each of the two years ended December 31, 1996 and 1995. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits. We did not audit the financial statements of Leonard Parker Company (Africa) (Propriety) Limited, a foreign affiliate, which statements reflect total assets of $597,378 as of December 31, 1996, and total revenues of $1,039,762 and $311,062 for the two years ended December 31, 1996 and 1995, respectively. Those statements were audited by other auditors whose unqualified auditor's report has been furnished to us, and our opinion insofar as it relates to the amounts included for such affiliate, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the combined financial statements referred to above present fairly, in all material respects, the financial position of Leonard Parker Company and Affiliates as of December 31, 1996, and the results of their operations and their cash flows for each of the two years ended December 31, 1996 and 1995 in conformity with generally accepted accounting principles.




                                                           /s/ BDO Seidman, LLP
                                                           --------------------
Miami, Florida                                             BDO Seidman, LLP
February 27, 1997

               REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS

We have audited the annual financial statements set out on pages two to eight. These financial statements are the responsibility of the company's directors. Our responsibility is to report on these financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test basis, of evidence supporting the amounts and disclosures included in the financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statement presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these financial statements fairly present the financial position of the company at December 31, 1996, and the result of its operations and cash flow information for the year then ended in conformity with generally accepted accounting practice and in the manner required by the Companies Act.


                                                 /s/ Fotinakis Phitidis
                                                ---------------------------
                                                FOTINAKIS PHITIDIS
JOHANNESBURG                                    Chartered Accountants (SA)
March 14, 1997

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                             COMBINED BALANCE SHEET



December 31,                                                                 1996
--------------------------------------------------------------------------------------

ASSETS

CURRENT
  Cash                                                                      781,221
  Restricted cash                                                           188,779
  Accounts receivable - (net of allowance of $336,000)                    6,128,047
  Prepaid expenses and other current assets                                 660,561
--------------------------------------------------------------------------------------

Total current assets                                                      7,758,608

Property and equipment, net                                                 986,475
--------------------------------------------------------------------------------------

                                                                          8,745,083
--------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT
  Accounts payable                                                        4,619,765
  Accrued expenses                                                          326,031
  Current maturities of long-term debt and capital lease obligation          65,198
  Customer deposits                                                       3,277,038
--------------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                                 8,288,032


LONG-TERM DEBT AND CAPITAL LEASE OBLIGATION, LESS CURRENT MATURITIES        108,861
--------------------------------------------------------------------------------------

Total liabilities                                                         8,396,893
--------------------------------------------------------------------------------------

COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS
--------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
 Common stock                                                                72,382
 Retained earnings                                                          285,954
 Cumulative foreign currency translation adjustment                         (10,146)
--------------------------------------------------------------------------------------

Total stockholders' equity                                                  348,190
--------------------------------------------------------------------------------------

                                                                         $8,745,083
--------------------------------------------------------------------------------------


SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                        COMBINED STATEMENTS OF OPERATIONS


YEARS ENDED DECEMBER 31,                          1996                   1995
-------------------------------------------------------------------------------


NET SALES                                  $56,890,803            $43,862,635

COST OF SALES                               51,881,883             40,785,288
-------------------------------------------------------------------------------


GROSS PROFIT                                 5,008,920              3,077,347

Service fees                                 1,809,809              1,280,844

Operating expenses                          (8,516,311)           $(4,462,775)
-------------------------------------------------------------------------------


LOSS FROM OPERATIONS                        (1,697,582)              (104,584)
-------------------------------------------------------------------------------


Interest income                                259,251                145,425

Interest expense                               (18,572)               (24,601)

Other expense                                  (49,694)               (25,752)
-------------------------------------------------------------------------------


Loss before income taxes                    (1,506,597)                (9,512)

Provision for foreign taxes                     45,571                  2,281
-------------------------------------------------------------------------------


NET LOSS                                   $(1,552,168)           $   (11,793)
-------------------------------------------------------------------------------


Proforma
  Loss before income taxes                  (1,506,597)                (9,512)
  Benefit for income taxes                     439,205                  2,281
-------------------------------------------------------------------------------


Proforma net loss                          $(1,067,392)           $    (7,231)
-------------------------------------------------------------------------------


SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                   COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY



                                                                                       CUMULATIVE
                                                                                          FOREIGN            TOTAL
                                                                                         CURRENCY           STOCK-
                                                            COMMON         RETAINED   TRANSLATION         HOLDERS'
                                                             STOCK         EARNINGS    ADJUSTMENT           EQUITY
-------------------------------------------------------------------------------------------------------------------


Balance at January 1, 1995                              $   71,782   $    3,211,536  $      9,880   $    3,293,198

Capital contribution                                           600                -             -              600

Distributions                                                    -         (480,000)            -         (480,000)

Net loss                                                         -          (11,793)            -          (11,793)

Foreign currency translation
adjustment                                                       -                -       (10,804)         (10,804)
-------------------------------------------------------------------------------------------------------------------


Balance at December 31, 1995                                72,382        2,719,743          (924)       2,791,201

Distributions                                                    -         (881,621)            -         (881,621)

Net loss                                                         -       (1,552,168)            -       (1,552,168)

Foreign currency translation
adjustment                                                       -                -        (9,222)          (9,222)
-------------------------------------------------------------------------------------------------------------------


Balance at December 31, 1996                            $   72,382   $      285,954  $    (10,146)  $      348,190
-------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                        COMBINED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31,                                                              1996                   1995
-------------------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES:
  Net loss                                                                     $(1,552,168)           $   (11,793)
  Adjustments to reconcile net loss to net cash
    provided by (used in) operating activities:
      Loss on disposal of assets                                                    49,694                 25,752
      Depreciation and amortization                                                185,355                167,825
      Property distribution treated as compensation                                528,663                      -
      Changes in assets and liabilities:
        (Increase) decrease accounts receivable                                 (3,241,743)             8,144,218
        (Increase) decrease in prepaid expenses
         and other current assets                                                 (248,158)               943,560
        Increase (decrease) in accounts payable                                  3,197,341             (4,804,282)
        Increase (decrease) in accrued expenses                                    268,917                 (2,981)
        Decrease in customers deposits and advances                               (478,787)            (1,177,588)
-------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) operating activities                                 (1,290,886)             3,284,711
-------------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES:
  Net purchases of property and equipment                                         (633,427)              (303,520)
  Increase in cash surrender value of officer's life insurance                     (65,412)               (59,505)
  Purchases of securities                                                         (202,046)              (200,000)
-------------------------------------------------------------------------------------------------------------------

Net cash used in investing activities                                             (900,885)              (563,025)
-------------------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES:
  Proceeds from issuance of common stock                                                 -                    600
  Restricted deposits                                                             (188,779)                     -
  Distributions to shareholders                                                    (31,621)              (480,000)
  Payments of long-term debt and capital lease obligation                         (125,409)                (67,491)
  Proceeds of long-term debt and capital lease obligation                           16,061                  48,276
-------------------------------------------------------------------------------------------------------------------

Cash used in financing activities                                                 (329,748)              (498,615)
-------------------------------------------------------------------------------------------------------------------

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                        COMBINED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31,                                    1996            1995
------------------------------------------------------------------------------------


Net increase (decrease) in cash                         (2,521,519)      2,223,071
Effect of exchange rate changes in cash                     (9,222)        (10,804)
Cash, at beginning of year                               3,311,962       1,099,695
------------------------------------------------------------------------------------

Cash, at end of year                                   $   781,221      $3,311,962
------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:
Cash Paid During the Year For:
  Interest                                             $    16,202      $   11,820

  Income Taxes                                         $    38,009      $   10,538

  Capital lease obligation incurred                    $    74,665      $        -

  Non-cash distribution of assets to stockholders      $ 1,439,568      $        -
------------------------------------------------------------------------------------


SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO COMBINED FINANCIAL STATEMENTS.

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                         SUMMARY OF ACCOUNTING POLICIES


DESCRIPTION OF           THE LEONARD  PARKER COMPANY (THE COMPANY) WAS ORGANIZED
BUSINESS                 IN  1976  UNDER  THE  LAWS  OF THE  STATE  OF  FLORIDA,
                         OPERATING AS A PURCHASING AGENT FOR HOTEL  FURNISHINGS.
                         IN  RECENT   YEARS,   THE  COMPANY  HAS   EXPANDED  ITS
                         OPERATIONS  OVERSEAS AND IS CURRENTLY DOING BUSINESS IN
                         SOUTH  AFRICA  AND  ASIA IN  ADDITION  TO ITS  DOMESTIC
                         OPERATIONS. (SEE NOTE 6).

SUBSIDIARIES             TO FACILITATE THE OPERATIONS IN TWO OF THESE COUNTRIES,
AND BASIS OF             TWO NEW COMPANIES  WERE FORMED AND BEGAN DOING BUSINESS
PRESENTATION             DURING 1994.  LEONARD PARKER COMPANY  PACIFIC/ASIA PTE.
                         LTD.  OPERATES IN SINGAPORE AND LEONARD  PARKER COMPANY
                         (AFRICA)   (PROPRIETARY)   LIMITED  OPERATES  IN  SOUTH
                         AFRICA.  DURING 1995,  PARKER REORDER  CORPORATION  WAS
                         FORMED IN THE UNITED  STATES.  ALL THREE  COMPANIES ARE
                         COLLECTIVELY KNOWN AS THE "AFFILIATES."

                         THE FOREIGN AFFILIATES' FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED
                         ACCOUNTING PRINCIPLES TRANSLATED TO UNITED STATES DOLLARS (U.S. $) USING A METHODOLOGY CONSISTENT WITH STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 52, FOREIGN CURRENCY TRANSLATION. ASSETS AND LIABILITIES ARE TRANSLATED TO U.S. $ AT THE RATE PREVAILING ON THE BALANCE SHEET DATES AND THE INCOME STATEMENTS HAVE BEEN TRANSLATED FROM THE FUNCTIONAL CURRENCY TO U.S. $ USING AN AVERAGE EXCHANGE RATE FOR THE APPLICABLE PERIOD. RESULTS OF THIS TRANSLATION PROCESS ARE ACCUMULATED AS A SEPARATE COMPONENT OF STOCKHOLDERS' EQUITY. EXCHANGE LOSSES (APPROXIMATELY $19,000 AND $13,000 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995, RESPECTIVELY) ARE INCLUDED IN OPERATING EXPENSE IN THE ACCOMPANYING COMBINED STATEMENTS OF OPERATIONS.

PRINCIPLES OF            THE ACCOMPANYING  COMBINED FINANCIAL STATEMENTS INCLUDE
COMBINATION              THE ACCOUNTS OF THE COMPANY AND THE AFFILIATES,  ALL OF
                         WHICH   ARE   UNDER   COMMON   CONTROL.    INTERCOMPANY
                         TRANSACTIONS  AND  BALANCES  HAVE  BEEN  ELIMINATED  IN
                         COMBINATION.

ACCOUNTS                 THE  COMPANIES  PROVIDE  AN  ALLOWANCE  FOR  LOSSES  ON
RECEIVABLE               RECEIVABLES  BASED ON A REVIEW OF THE CURRENT STATUS OF
                         EXISTING   RECEIVABLES   AND   HISTORICAL    COLLECTION
                         EXPERIENCE,  AND CONSIDER  THE CURRENT  PROVISION TO BE
                         ADEQUATE.

PROPERTY AND             PROPERTY AND  EQUIPMENT ARE RECORDED AT COST AND LEASED
EQUIPMENT                EQUIPMENT  UNDER  CAPITAL  LEASES ARE  RECORDED  AT THE
                         PRESENT  VALUE OF FUTURE LEASE  PAYMENTS.  DEPRECIATION
                         AND  AMORTIZATION  ARE PROVIDED BY THE  ACCELERATED AND
                         STRAIGHT-LINE   METHODS  OVER  THE   ESTIMATED   USEFUL
                         ECONOMIC  LIVES OF THE  ASSETS,  RANGING  FROM  FIVE TO
                         EIGHT YEARS.

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                         SUMMARY OF ACCOUNTING POLICIES

RESTRICTED CASH          RESTRICTED  CASH CONSISTS OF DEPOSITS TO  COLLATERALIZE
                         OBLIGATIONS UNDER CERTAIN CONTRACTS.

REVENUE                  REVENUES ARE  RECOGNIZED AT THE TIME OF SHIPMENT OF THE
RECOGNITION              RESPECTIVE  MERCHANDISE  OR AT THE TIME THE  SERVICE IS
                         PROVIDED DEPENDING ON THE CONTRACT.

                         APPROXIMTAELY $1,300,000 OF THE COMPANY'S DOMESTIC LOSS CAN BE CARRIED BACK AND USED TO OFFSET PREVIOUS TAXABLE INCOME. REALIZATION OF THE REMAINING LOSS CARRY FORWARD IS NOT CONSIDERED MORE LIKELY THAN NOT. ACCORDINGLY, A VALUATION ALLOWANCE HAS BEEN ESTABLISHED FOR THE CARRY FORWARD PORTION.

INCOME TAXES             THE  COMPANY,  WITH THE  CONSENT  OF ITS  SHAREHOLDERS,
                         ELECTED TO BE TAXED AS AN S  CORPORATION.  SHAREHOLDERS
                         OF AN S  CORPORATION  ARE TAXED ON THEIR  PROPORTIONATE
                         SHARE OF THE COMPANY'S TAXABLE INCOME.  ACCORDINGLY, NO
                         PROVISION FOR FEDERAL OR STATE INCOME TAX IS REQUIRED.

                         TWO OF THE AFFILIATES ARE SUBJECT TO TAXATION IN SOUTH AFRICA AND SINGAPORE RESPECTIVELY, AND ACCORDINGLY CALCULATE AND REPORT TAX CHARGES IN ACCORDANCE WITH APPLICABLE STATUTORY REGULATIONS.

                         THE PROFORMA BENEFIT FOR INCOME TAXES REPRESENTS THE ESTIMATED INCOME TAXES THAT WOULD HAVE BEEN REPORTED HAD THE COMPANY NOT BEEN AN S CORPORATION AND HAD BEEN SUBJECT TO FEDERAL AND STATE INCOME TAXES.

                         CUSTOMER DEPOSITS CONSISTS OF AMOUNTS REMITTED TO THE COMPANY BY CUSTOMERS AS DEPOSITS ON SPECIFIC CONTRACTS.

USE OF ESTIMATES         THE   PREPARATION   OF  THE  FINANCIAL   STATEMENTS  IN
                         CONFORMITY   WITH   GENERALLY    ACCEPTED    ACCOUNTING
                         PRINCIPLES  REQUIRES  MANAGEMENT TO MAKE  ESTIMATES AND
                         ASSUMPTIONS  THAT EFFECT THE REPORTED AMOUNTS OF ASSETS
                         AND LIABILITIES AT THE DATE OF THE FINANCIAL STATEMENTS
                         AND THE  REPORTED  AMOUNTS  OF  REVENUES  AND  EXPENSES
                         DURING  THE  REPORTING  PERIOD.  ACTUAL  RESULTS  COULD
                         DIFFER FROM ESTIMATED AMOUNTS.

FINANCIAL                THE CARRYING AMOUNTS OF FINANCIAL INSTRUMENTS INCLUDING
INSTRUMENTS              ACCOUNTS RECEIVABLE, ACCOUNTS PAYABLE, ACCRUED EXPENSES
                         AND  LONG-TERM  DEBT  AND  CAPITAL  LEASE   OBLIGATIONS
                         APPROXIMATED  FAIR  VALUE DUE TO THE  RELATIVELY  SHORT
                         MATURITY.

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                         NOTES TO COMBINED FINANCIAL STATEMENTS


1.    PROPERTY AND       PROPERTY AND EQUIPMENT CONSIST OF THE FOLLOWING:
      EQUIPMENT

                         DECEMBER 31,                                           1996
                         ------------------------------------------------------------

                         Office equipment                                    $592,445
                         Furniture and fixtures                               466,858
                         Computer software                                    369,577
                         Leasehold improvements                               203,022
                         Telephone equipment under capital leases             74,665
                         Vehicles                                             39,329
-------------------------------------------------------------------------------------

                                                                           1,745,896
                         Less:  accumulated depreciation
                                and amortization                             759,421
------------------------------------------------------------------------------------

                                                                           $ 986,475
------------------------------------------------------------------------------------

2.  LONG-TERM DEBT       Long-term debt and lease obligations consists of:
    AND CAPITAL
    LEASE
    OBLIGATIONS


                         DECEMBER 31,                                           1996
---------------------------------------------------------------------------------------

                         Prime + 3/4% (9 1/4% at December 31, 1996)
                         note  payable  with a  financial institution,
                         principal and interest due monthly,
                         matures June 1998, secured by all
                         corporate assets.                                    $ 83,333

                         19 1/2% note payable, principal and interest
                         due monthly, matures August 2001, collateralized
                         by property and equipment.                             19,989

                         9 3/4% capital lease obligation, payable in monthly
                         installments of $1,578, expiring in August 2001,
                         collateralized by telephone equipment                  70,737
--------------------------------------------------------------------------------------

                                                                               174,059
                         Less current maturities                                65,198
--------------------------------------------------------------------------------------
                                                                             $ 108,861
------------------------------------------------------------------------------------------

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                         NOTES TO COMBINED FINANCIAL STATEMENTS


                         At December 31, 1996, maturities of notes payable and capital lease obligations are as follows:

                         YEARS ENDED DECEMBER 31,                        AMOUNT
--------------------------------------------------------------------------------

                         1997                                         $ 65,198
                         1998                                           50,620
                         1999                                           19,438
                         2000                                           21,886
                         2001                                           16,917
------------------------------------------------------------------------------

                                                                      $174,059
--------------------------------------------------------------------------------

                         The Company has available a revolving line of credit with a bank for up to $2 million collateralized by accounts receivable. The line of credit has a rate of prime + 1/2% and is payable monthly. This agreement is renewed annually. The agreement matures in July 1997. As of December 31, 1996, no amounts are outstanding under this agreement.

3.  COMMITMENTS          The Company  and  Affiliates  rent  office  space under
        AND              non-cancellable  operating  leases  expiring  in  2001.
                         Future minimum  payments under all lease agreements are
    CONTINGENCIES        as follows:


Years Ended December 31,                                                 Amount
--------------------------------------------------------------------------------

                         1997                                        $  607,000
                         1998                                           626,000
                         1999                                           625,000
                         2000                                           572,000
                         2001                                           476,000
--------------------------------------------------------------------------------

                                                                     $ 2,906,000
--------------------------------------------------------------------------------


                         Rent  expense  totalled   approximately   $537,000  and
                         $463,000 in 1996 and 1995, respectively.

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                         NOTES TO COMBINED FINANCIAL STATEMENTS

                         The Company, acting as agent for two of its customers, maintains two repurchase agreement accounts in the name of the Company as agent for the customers. These accounts are used to fund the purchases of merchandise. The balance in these accounts as of December 31, 1996, totaled approximately $22,000.

                         The Company is currently a defendant of a lawsuit for copyright infringement. The claimant is seeking an award of $100,000 per infringement and there are two alleged copyrights in the suit. Management and the Company's counsel believe that the Company has defenses in this matter and that it will not have a material adverse effect on these financial statements.

                         The Florida Department of Revenue has assessed the Company with a sales tax deficiency in the amount of approximately $237,000, including penalties and interest. The Company is appealing the assessment. Management has provided for approximately $209,000 in connection with this matter. However, the Company intends to vigorously defend this matter.

4. STOCKHOLDERS'         Common stock  consists of the following at December 31,
    EQUITY               1996 and 1995:


                                                                                  Shares    Amount
--------------------------------------------------------------------------------------------------

                         Leonard Parker Company, Inc., 1000 shares authorized,
                         $10 par value                                              100     1,000

                         Leonard Parker Company (Africa)(Proprietary) Limited,
                         1000 share authorized, R$1 par value                         6         2

                         Leonard Parker Company Pacific/Asia PTE Ltd., 100,000
                         shares authorized, S$1 par value                       100,000    70,780

                         Parker Reorder Corporation, 10,000 shares
                         authorized, $1 par value                                   600       600
-------------------------------------------------------------------------------------------------

                                                                                100,706    72,382
-------------------------------------------------------------------------------------------------

                             LEONARD PARKER COMPANY
                                 AND AFFILIATES

                         NOTES TO COMBINED FINANCIAL STATEMENTS


                         During December 1996, the stockholders received a distribution of assets with a book value of approximately $1,440,000 of which approximately $850,000 was recorded as a dividend and approximately $590,000 was recorded as compensation and other expenses. Furthermore, additional bonuses of approximately $1,446,000 were paid in 1996.

5.  SIGNIFICANT          For 1996 and 1995,  one customer  accounted for 11% and
    CUSTOMERS            13% of combined revenues, respectively.

6.  FOREIGN              Information about the Company's operations in different
    OPERATIONS           geographic  areas for the years ended December 31, 1996
                         and 1995 is as follows:

                                                             United                           South
                                                             States          Singapore        Africa    Combined
---------------------------------------------------------------------------------------------------------------------

                         Year ended December 31, 1996:
                           Sales                           $ 55,993,092    $  103,838      $793,873    $ 56,890,803
---------------------------------------------------------------------------------------------------------------------

                           Operating income (loss)         $ (1,638,614)   $ (167,927)     $108,959    $ (1,697,582)
---------------------------------------------------------------------------------------------------------------------

                           Operating income (loss)         $ (1,638,614)   $ (167,927)     $108,959    $ (1,697,582)
---------------------------------------------------------------------------------------------------------------------

                           Loss before income taxes          (1,472,437)     (161,974)      127,714      (1,506,697)
---------------------------------------------------------------------------------------------------------------------

                         Year ended December 31, 1995:
                           Sales                           $ 43,554,034    $  132,398      $176,203     $43,862,635
---------------------------------------------------------------------------------------------------------------------

                           Operating income (loss)         $    (83,223)   $  (25,866)     $  4,505       $(104,584)
---------------------------------------------------------------------------------------------------------------------

                           Loss before income taxes              10,546       (25,952)        5,894          (9,512)
---------------------------------------------------------------------------------------------------------------------

                           Identifiable assets             $  8,024,892    $  104,111      $106,304     $ 8,235,307
---------------------------------------------------------------------------------------------------------------------


7.  SUBSEQUENT           On January 9, 1997,  the Leonard Parker Company and its
    EVENTS               affiliates  collectively   entered into an agreement to
                         merge with a New York corporation.

                         At the time of closing the stockholders of the Company converted the common stock of the Company into an aggregate of (a) 1,250,000 shares of common stock of the New York corporation; and (b) 200,000 shares of preferred stock, stated value of $25 per share of the New York corporation.